ANNUITY INVESTORS LIFE INSURANCE COMPANY®

ANNUITY INVESTORS® VARIABLE ACCOUNT B

PROSPECTUS FOR INDIVIDUAL AND GROUP

FLEXIBLE PREMIUM DEFERRED ANNUITIES (the "Contracts")

Supplement dated June 1, 2002 to the Prospectus dated May 1, 2002

Applicable Only to Contracts Issued On or After June 1, 2002

Pursuant to Internal Revenue Code Section 403(b)

To Contract Owners In The Texas Teachers Retirement System

The section of the Prospectus entitled "FEDERAL TAX MATTERS - Tax Qualified Plans " is amended by adding, immediately following the section currently appearing in the prospectus under the caption "Texas Optional Retirement Program," the following new section:

Texas Teachers Retirement System

The Texas Teachers Retirement System ("TRS") provides for the purchase of IRC 403(b) Tax-Sheltered Annuities. In order to qualify for inclusion as an investment option in the TRS program, the Contracts are subject to certain requirements established by TRS. Among other things, the TRS requirements impose limitations on total expenses (including expenses of the Portfolios). As a result, some of the Subaccounts and their underlying Portfolios may not be available to TRS Contract owners for allocation of purchase payments or transfers. Similarly, certain optional benefits that are, or may be, offered to other Contract owners for an extra charge may not be available to TRS Contract owners due to these limitations.